American Funds Insurance Series® Managed Risk Growth-Income Fund Summary Prospectus Supplement July 2, 2018 (for Class P1 and Class P2 shares summary prospectuses dated May 1, 2018)

The information under the heading “Portfolio managers of the underlying funds” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio managers of the underlying funds The individuals primarily responsible for the portfolio management of the Growth-Income Fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in the Growth-Income Fund	Primary title with investment adviser
Donald D. O’Neal Vice Chairman of the Board	13 years	Partner – Capital International Investors
Dylan Yolles Vice President	13 years	Partner – Capital International Investors
J. Blair Frank	12 years	Partner – Capital Research Global Investors
Claudia P. Huntington	24 years	Partner – Capital Research Global Investors
S. Keiko McKibben	4 years	Partner – Capital Research Global Investors
William L. Robbins	6 years	Partner – Capital International Investors

The individuals primarily responsible for the portfolio management of the Bond Fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in the Bond Fund	Primary title with investment adviser
Pramod Atluri	2 years	Vice President – Capital Fixed Income Investors
David A. Hoag	11 years	Partner – Capital Fixed Income Investors

Keep this supplement with your summary prospectus.

Lit. No. INP8BS-014-0718O CGD/8024-S68792